             Countrywide Home Loans Inc. Revolving Home Equity Loan
                        Asset Backed Certificates 2004-A

                         Statement to Certificateholders

                                 August 16 2004

        DISTRIBUTION IN DOLLARS
         ORIGINAL            PRIOR                                                                                   CURRENT
         FACE                PRINCIPAL                                                         REALIZED   DEFERRED   PRINCIPAL
CLASS    VALUE               BALANCE          PRINCIPAL       INTEREST       TOTAL             LOSSES     INTEREST   BALANCE
A        1,015,000,000.00    819,503,347.05   43,423,240.82   1,165,515.87   44,588,756.69       0.00       0.00     776,080,106.23
TOTALS   1,015,000,000.00    819,503,347.05   43,423,240.82   1,165,515.87   44,588,756.69       0.00       0.00     776,080,106.23

    FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                                               PASS-THROUGH RATES
                         PRIOR                                                         CURRENT                  CURRENT
                         PRINCIPAL                                                     PRINCIPAL       CLASS    PASS THRU
CLASS     CUSIP          FACTOR          PRINCIPAL      INTEREST      TOTAL            FACTOR                   RATE
A         1266712S4      807.39246015    42.78151805    1.14829150    43.92980955      764.61094210      A      1.600000 %
TOTALS                   807.39246015    42.78151805    1.14829150    43.92980955      764.61094210

IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT,
PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
Steven  Charles
JPMorgan Chase Bank  - ITS - Global Debt
JPM, 227 W. Monroe , 26th Floor
Chicago, Illinois 60606
Tel: (312) 267-5023
Fax: (312) 267-5213
Email: steven.charles@chase.com

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

             Countrywide Home Loans Inc. Revolving Home Equity Loan
                        Asset Backed Certificates 2004-A

                                 August 16 2004

Investor Floating Allocation Percentage                                                                                  99.82186 %

Investor Distribution Amount                                                                                          44,588,756.69
Note Interest                                                                                                          1,165,515.87
Note Rate                                                                                                                1.600000 %

Note Interest not payable, due to insufficient Investor Interest Collections                                                   0.00
Unpaid Investor Interest Shortfall                                                                                             0.00
Per $1,000 of Original Investor Principal Balance
Interest on the Unpaid Investor Interest Shortfall                                                                             0.00
Remaining Unpaid Investor Interest Shortfall                                                                                   0.00
Per $1,000 of Original Investor Principal Balance

Principal Distributed:
Investor Loss Amount Paid as Principal                                                                                         0.00
Investor Loss Reduction Amounts paid as principal                                                                              0.00
Accelerated Principal Distribution Amount                                                                              2,541,445.70
Scheduled Principal Collections Payment Amount                                                                        40,881,795.12
Guaranteed Principal Distribution Amount                                                                                       0.00
Total Prinipal Distributed                                                                                            43,423,240.82

Unreimbursed Investor Loss Reduction Amounts                                                                                   0.00
Per $1,000 of Original Investor Principal Balance

Basis Risk Carryforward Distributed

Basis Risk Carryforward Remaining                                                                                              0.00

Servicing Fee                                                                                                            342,069.09
Accrued and Unpaid Servicing Fees from Prior Periods                                                                           0.00

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

             Countrywide Home Loans Inc. Revolving Home Equity Loan
                        Asset Backed Certificates 2004-A

                                 August 16 2004

Note Principal Balance (before distributions)                                                                        819,503,347.05
Note Principal Balance (after distributions)                                                                         776,080,106.23
Note Factor                                                                                                             0.7646109 %

Asset Balance of Mortgage Loans:                                                                                     780,069,174.68

Credit Enhancement Draw Amount                                                                                                 0.00

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

             Countrywide Home Loans Inc. Revolving Home Equity Loan
                        Asset Backed Certificates 2004-A

                                 August 16 2004

          Delinquent Mortgage Loans
               Group Totals
                                        Principal
          Category          Number      Balance                Percentage
          1 Month             92        3,097,974.65           0.40 %
          2 Month             15          471,881.89           0.06 %
          3 Month             35          900,811.54           0.12 %
          Total              142        4,470,668.08           0.58 %

            *     Delinquent Buckets do not include Foreclores or REO Properties

          Bankruptcies
               Group Totals
                                        Principal
                            Number      Balance                Percentage
                              57        1,483,497.95           0.19 %

            *     Bankruptcy Loans are also reflected in Deliquencies.

          Foreclosures
               Group Totals
                                        Principal
                            Number      Balance                Percentage
                               2           39,869.39           0.01 %

          REO Properties
               Group Totals
                                        Principal
                            Number      Balance                Percentage
                               1           32,517.84           0.00 %

Optional Servicer Advances(Current Collection Period)                                                                          0.00
Optional Servicer Advances(Outstanding)                                                                                        0.00

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

             Countrywide Home Loans Inc. Revolving Home Equity Loan
                        Asset Backed Certificates 2004-A

                                 August 16 2004

Mortgage Loans retransferred to the Transferor pursuant to Sect. 2.04 and 2.06
Count                                                                                                                          0.00
Principal Balance                                                                                                              0.00
Subordinated Transferor Collections                                                                                            0.00

Overcollateralization Step-Down Amount                                                                                         0.00
Available Transferor Subordinated Amount                                                                               1,462,462.75
Required Transferor Subordinated Amount                                                                               11,165,000.00
Interest Collections(non-investor)                                                                                         6,798.15
Transferor Principal Collections                                                                                       5,795,610.05

Mortgage Loans for which the Mortgage Loan File was not delivered to the
Indenture Trustee within 30 days of the Closing File
Number                                                                                                                         0.00
Balance                                                                                                                        0.00

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

             Countrywide Home Loans Inc. Revolving Home Equity Loan
                        Asset Backed Certificates 2004-A

                                 August 16 2004

I. CASH RECONCILIATION
Net Interest Collections - per Servicer Report                                                                         3,816,197.63
Principal Collections - per Servicer Report                                                                           46,677,405.17
Residual Advance                                                                                                               0.00
Cash released from Additional Loan Account                                                                                     0.00
Insured Payment                                                                                                                0.00
Total Deposit to Collection Account                                                                                   50,493,602.80


II. DISTRIBUTION SUMMARY
Premium to Credit Enhancer                                                                                               102,437.92
Fannie Mae Guarantee Fee                                                                                                       0.00
Investor Certificate Interest and Unpaid Investor Certificate Interest                                                 1,165,515.87
Unreimbursed Credit Enhancement Draw Amounts                                                                                   0.00
Amounts owed Master Servicer per Sect. 3.08 and 7.03                                                                           0.00
Basis Risk Carryforward                                                                                                        0.00
Class A Investor Certificate Principal Distributed                                                                    43,423,240.82
Transferor Interest Distributed                                                                                            6,798.15
Transferor Principal Distributed                                                                                       5,795,610.05
Total Distributions                                                                                                   50,493,602.81


III. BALANCE RECONCILIATION
Loan Group Beginning Balance                                                                                         820,965,809.80
Loan Group Ending Balance                                                                                            780,069,174.68
Change in Balance                                                                                                     40,896,635.12
Principal Collections                                                                                                 46,677,405.17
Liquidation Loss Amount                                                                                                   14,840.00
Additional Balances                                                                                                    5,795,610.05
Balance Check                                                                                                                  0.00

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

             Countrywide Home Loans Inc. Revolving Home Equity Loan
                        Asset Backed Certificates 2004-A

                                 August 16 2004

OTHER INFORMATION
Transferor Principal Balance (Beginning)                                                                               1,462,462.75
Transferor Principal Balance (Ending)                                                                                  3,989,068.45
Investor Fixed Allocation Percentage                                                                                       100.00 %

Interest Received                                                                                                      4,158,266.72
Net Liquidation Proceeds (Allocable to Interest)                                                                               0.00
Insurance Proceeds (Allocable to Interest)                                                                                     0.00
Servicer Optional Advance (Allocable to Interest)                                                                              0.00
Purchase Price per Sect. 2.02 (a) (Allocable to Interest)                                                                      0.00
Purchase Price (90+ Day Delinq) (Allocable to Interest)                                                                        0.00
Residual Advance                                                                                                               0.00
Total Interest                                                                                                         4,158,266.72
Investor Interest Collections                                                                                          3,809,399.48

Begining Balance                                                                                                     820,965,809.80
Principal Collections                                                                                                 46,677,405.17
Net Liquidation Proceeds (Alloc. to Principal)                                                                                 0.00
Insurance Proceeds (Alloc. to Principal)                                                                                       0.00
Purchase Price per Sect. 2.02 (a) (Alloc. to Principal)                                                                        0.00
Purchase Price (90+ Day Delinq) (Alloc. to Principal)                                                                          0.00
Loans Removed from the Trust by the Servicer per Sect. 2.06                                                                    0.00
Transfer Deposit Amount per Sect. 2.02 (a)                                                                                     0.00
Investor Principal Collections                                                                                        46,677,405.17
Total Principal                                                                                                       46,677,405.17
Additional Balances                                                                                                    5,795,610.05
Ending Principal Balance                                                                                             780,069,174.68
Total Collections                                                                                                     50,493,602.80
Alternative Principal Payment                                                                                         40,881,795.12

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

             Countrywide Home Loans Inc. Revolving Home Equity Loan
                        Asset Backed Certificates 2004-A

                                 August 16 2004

Loans Average Daily Balance                                                                                          820,130,670.83

Weighted Average Loan Rate                                                                                                6.01871 %
Weighted Average Net Loan Rate                                                                                            5.36871 %

Excess Interest                                                                                                                0.00

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

             Countrywide Home Loans Inc. Revolving Home Equity Loan
                        Asset Backed Certificates 2004-A

                                 August 16 2004

LOAN MODIFICATION SUMMARY
Loans with Senior Lien Balance Modification(CLTV<80%)-current                                                                  0.00
Loans with Senior Lien Balance Modification(CLTV<80%)-cumulative                                                       1,316,356.42
Loans with Senior Lien Balance Modification(CLTV<80%)-% of Initial                                                           0.13 %

Loans with Senior Lien Balance Modification(CLTV>80%) - current                                                          324,578.69
Loans with Senior Lien Balance Modification(CLTV>80%) - cumulative                                                     1,898,415.51
Loans with Senior Lien Balance Modification(CLTV>80%) - % of Initial                                                         0.19 %

Loans with Credit Limit Modification - current                                                                         1,087,815.00
Loans with Credit Limit Modification - cumulative                                                                      3,054,224.00
Loans with Credit Limit Modification - % of Initial                                                                          0.31 %

Loans with Gross Margin Modification - current                                                                           181,242.49
Loans with Gross Margin Modification - cumulative                                                                      1,429,492.32
Loans with Gross Margin Modification - % of Initial                                                                          0.14 %

CREDIT ENHANCER INFORMATION
Amount due to Credit Enhancer from Prepayment Shortfall                                                                        0.00
FGIC Surety Bond in force?                                                                                                     0.00
Credit Enhancement Draw Amount                                                                                                 0.00
Guaranteed Distribution                                                                                                        0.00
Credit Enhancement Premium                                                                                               102,437.92
Guaranteed Principal Payment Amount                                                                                            0.00
Spread Rate                                                                                                                3.7687 %
Excess Spread Rate                                                                                                         3.7687 %
Rolling three month Excess Spread Percentage                                                                               3.9091 %
Required Subordinated Percentage                                                                                             1.10 %
Balance used for Required Subordinated Amount                                                                       Initial Balance
Initial Subordinated Amount                                                                                         (15,047,675.33)

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

             Countrywide Home Loans Inc. Revolving Home Equity Loan
                        Asset Backed Certificates 2004-A

                                 August 16 2004

Can Required Transferor Subordinated Amount be Reduced?                                                                          NO
Has a Rapid Amortization Event occurred?                                                                                         NO
Cause of Rapid Amortization Event.                                                                                               NA
Has an Event of Servicing Termination occurred?                                                                                  NO
Cause of Event of Servicing Termination.                                                                                         NA

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.